AMENDMENT TO RIGHTS AGREEMENT

     THIS AMENDMENT (this "Amendment") to the Rights Agreement dated August 4, 1998, by and between American Bingo & Gaming Corp., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent") (the "Rights Agreement"), is entered into as of this 13th day of September, 1999, by and between the Company and the Rights Agent.

     The Board of Directors desires to rescind the Rights Agreement and the preferred stock purchase rights provided thereunder and believes that such action would be in the best interests of the Company and its shareholders.

     To effect such rescission of the Rights Agreement, the Board of Directors intends to amend the expiration date of the Rights Agreement such that the Rights Agreement and the preferred stock purchase rights will expire on September 17, 1999.

     Accordingly, in consideration of the premises and the mutual agreements herein set forth and set forth in the Rights Agreement, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. Section 1(k) of the Rights Agreement is hereby amended to read in its entirety as follows:

            (k)     "Final Expiration  Date"  shall  mean  September  17,  1999.

     2. This Amendment controls over any contrary or inconsistent provision of the Rights Agreement. Every provision of the Rights Agreement not specifically amended or modified by the terms of this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first set forth above.

                                    AMERICAN  BINGO  &  GAMING  CORP.

                                    By:  /s/  Daniel  W.  Deloney
                                         ------------------------
                                         Daniel  W.  Deloney
                                         President


                                    AMERICAN  STOCK  TRANSFER  &  TRUST  COMPANY

                                    By:  /s/  Herbert  J.  Lemmer
                                         ------------------------
                                    Name:  Herbert  J.  Lemmer
                                           -------------------
                                    Its:  Vice  President
                                          ---------------